SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported):  November 9, 1998
                                                   (November 2, 1998)


                          TOWER REALTY TRUST, INC.
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           (Exact name of registrant as specified in its charter)


     Maryland                      I-13375                   13-3938558
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  (State or other        (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                        Identification No.)
  incorporation)


  292 Madison Avenue
  3rd Floor
  New York, New York                                            10017
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  (Address of principal executive offices)                    (Zip Code)


                               (212) 448-1864
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)




 Item 5.   Other Events.

           On November 2, 1998, Tower Realty Trust, Inc. ("Tower") issued two press releases (the "Press Releases"), copies of which are filed herewith as Exhibits 99.1 and 99.2 respectively, and incorporated herein by reference.

           This Current Report on Form 8-K and the Press Releases contain "forward looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involves certain risks and uncertainties, including, without limitation, statements relating to litigation, the timing and success of acquisitions, the ability to lease vacant space and the ability to renew or relet space under expiring leases. Although Tower believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the actual results may differ materially from those set forth in the forward-looking statements. Certain factors that might cause such differences include general economic conditions, general real estate industry risks, tenant defaults and bankruptcies, loss of major tenants, the impact of competition, uncertainties inherent in the litigation and acquisition, redevelopment and development risks. Consequently, such forward-looking statements should be regarded solely as reflections of the Tower's current operating and development plans and estimates. These plans and estimates are subject to revision from time to time as additional information becomes available, and actual results may differ from those indicated in the referenced statements.

 Item 7.   Financial Statements and Exhibits.

      (c)  Exhibits.

           Exhibit 99.1  -     Press Release of Tower Realty Trust, Inc.,
                               dated November 2, 1998.

           Exhibit 99.2  -     Press Release of Tower Realty Trust, Inc.,
                               dated November 2, 1998.




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        Tower Realty Trust, Inc.


                                        By: /s/ Lester S. Garfinkel
                                          ---------------------------------
                                          Chief Financial Officer and
                                          Executive Vice President for
                                          Finance & Administration


 Dated:  November 9, 1998



                              EXHIBIT INDEX


 Exhibit No.         Description
 -----------         -----------
      99.1  -        Press Release of Tower Realty Trust, Inc., dated
                     November 2, 1998.

      99.2  -        Press Release of Tower Realty Trust, Inc., dated
                     November 2, 1998